UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549
_______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) September 16, 2020
_______________________
MERITAGE HOMES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Maryland	1-9977	86-0611231
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8800 E. Raintree Drive, Suite 300, Scottsdale, Arizona 85260
(Address of Principal Executive Offices, including Zip Code)
(480) 515-8100
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.01 par value	MTH	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On September 16, 2020, Steven J. Hilton, the Chairman of the Board and Chief Executive Officer of Meritage Homes Corporation (the “Company”), notified the Board of Directors that he is retiring as CEO effective January 1, 2021. At such time, Mr. Hilton will serve as the Executive Chairman of the Company’s Board of Directors.

Also on September 16, 2020, the Board of Directors appointed Phillipe Lord to succeed Mr. Hilton as Chief Executive Officer, effective January 1, 2021. Mr. Lord currently serves as the Company’s Chief Operating Officer. Clint Szubinski, who currently serves as the Company’s East Region President, will succeed Mr. Lord as Chief Operating Officer, effective January 1, 2021.

Biographical information about Messrs. Hilton and Lord is included in the Company’s proxy statement for its 2020 annual meeting.

Mr. Szubinski, 44, joined Meritage Homes in 2018 as South Region President. Mr. Szubinski previously served with Meritage Homes from 2010 to 2014 holding successive leadership roles in land acquisitions and entitlements and division president. Prior to rejoining Meritage in 2018, Mr. Szubinski served region president roles at Hovnanian Enterprises, Inc. and CalAtlantic Group, Inc. There are no arrangements or understandings between Mr. Szubinski and any other person pursuant to which he was appointed to serve as an officer of the Company. There are also no family relationships between Mr. Szubinski and any director or executive officer of the Company, and Mr. Szubinski does not have a direct or indirect material interest in any “related party” transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The compensation programs for Messrs. Hilton, Lord and Szubinski effective January 2021 have not been finally determined. Each of Messrs. Hilton, Lord and Szubinski will continue to be compensated under their currently existing compensation programs through December 31, 2020. A detailed description of Mr. Hilton’s and Lord’s current compensation programs is contained in the Company’s proxy statement for its 2020 annual meeting. Mr. Szubinski currently receives an annual base salary of $400,000 and for 2020 is entitled to an incentive cash bonus targeted at 187.5% of his annual salary subject to the achievement of defined performance targets.

On September 17, 2020, the Company issued a press release announcing Mr. Hilton’s retirement and the appointments of Messrs. Lord and Szubinski, a copy of which is filed with this Form 8-K at Exhibit 99.1

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated September 17, 2020
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 17, 2020

MERITAGE HOMES CORPORATION

/s/	C. Timothy White
By:	C. Timothy White
Executive Vice President and General Counsel